Exhibit 10.1
                         Sample Stock Options for Prior
              Stock Sales ("Option for Purchaser of Common Stock")


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THIS OPTION AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS OPTION
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT (i) UNDER COVER OF A REGISTRATION STATEMENT UNDER SUCH ACT WHICH IS EFFECTIVE AND CURRENT WITH RESPECT TO THIS OPTION OR SUCH SHARES OF COMMON STOCK, AS THE CASE MAY BE , OR (ii) PURSUANT TO THE WRITTEN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE OR TRANSFER.

                            FEDERAL TRUST CORPORATION

                     Option for the Purchase of Common Stock

No.                                                                       Shares

FOR VALUE RECEIVED, FEDERAL TRUST CORPORATION, (the "Company"), a Florida corporation, hereby certifies that or his permitted assigns are entitled to purchase from the Company, at any time or from time to time commencing with the date of issuance of this option, and prior to 5:00 P.M., New York City time then current, on October 26, 1999, ( ) fully paid and nonassessable shares of the common stock, par value $.01 per share, of the Company for an aggregate purchase price of $ (computed on the basis of $10.00 per share). (Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock", (ii) the Common Stock purchasable hereunder is referred to as the "Option Shares", (iii) the aggregate purchase price payable hereunder for the Option Shares is referred to as the "Aggregate Option Price", (iv) the price payable hereunder for each of the Option Shares is referred to as the "Per Share Option Price" and (v) this Option and all options hereafter issued in exchange or substitution for this Option are referred to as the "Option"). The aggregate Option Price is subject to adjustment. The Per Share Option Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Option Shares shall be adjusted by dividing the Aggregate Option Price by the Per Share Option Price in effect immediately after such adjustment.

       1.    Exercise of Option.

             (a) Subject to subsection (b), this Option may be exercised, in whole at any time or in part from time to time, commencing with the date of issuance of this option, and prior to 5:00 P.M. New York City time then current, on October 26, 1999, by the registered holder of this Option or his permitted assigns (the "Holder") by the surrender of this Option (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 9(a) hereof, together with proper payment of the Aggregate Option Price, or the proportionate part thereof if this Option is exercised in part. Payment for Option Shares shall be made by check, payable to the order of the Company. If this Option is exercised in part, this Option must be exercised for at least 100 whole shares of Common Stock and the Holder is entitled to receive a new Option covering the number of Option Shares in respect of which this Option has not be exercised and setting forth the proportionate part of the


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             Aggregate Option Price applicable to such Option Shares.  Upon such exercise and surrender of this Option, the Company shall (i) issue a certificate or certificates in the Holder's name for the largest number of whole shares of Common Stock to which the Holder shall be entitled and, if this Option is exercised in whole, in lieu of any fractional share of Common Stock to which the Holder shall be entitled, cash equal to the fair value of such fractional share (determined in such reasonable manner as the Company's Board of Directors (the"Board of Directors") shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Option, or the proportionate part thereof if this Option is exercised in part, pursuant to the provisions of this Option.

             (b) Except during the last 60 days of the term of this Option, during which the following provision shall not apply, the number of Option Shares that can be purchased by any Holder upon any exercise of this Option, individually or collectively with other Option Holders over any 60 day period (beginning with the date of first exercise), may not exceed the percentage of the Holder's total Option Shares as determined by multiplying all of the outstanding shares of the Company's Common Stock as of the date of exercise by 25%, dividing that amount by the total number of Options on the Company's Common Stock then outstanding, and then multiplying that amount by the actual Option Shares owned by the Holder.

       2. Reservation of Option Shares. Prior to the expiration of this Option, the Company shall at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Option, such number of shares of Common Stock and such amount of other securities and properties as from time to time shall be deliverable to the Holder upon the exercise of this Option, free and clear of all restrictions on sale or transfer (except such as may be imposed under the Securities Act of 1933, as amended (the "Act") and applicable state securities laws) and free and clear of all preemptive rights.

       3.    Protection Against Dilution.

             (a) If, at any time or from time to time after the date of this Option, the Company shall distribute to the holders of its outstanding Common Stock (i) securities, other than Common Stock, or (ii) other property, other than cash, without payment therefor, with respect to Common Stock, then, and in each such case, the Holder, upon the exercise of this Option, shall be entitled to receive the securities and property which the Holder would on the date of such exercise if, on the date of this Option, the Holder had been the holder of record of the number of shares of Common Stock subscribed for upon such exercise and, during the period from the date of this Option to and including the date of such exercise, had retained such shares and the securities and property receivable by the Holder during such period. Notice of each such distribution shall be forthwith mailed to the Holder.

             (b) If, at any time or from time to time after the date of this Option, the Company shall (i) pay a dividend or make a distribution on its capital stock in Common Stock. (ii) subdivide its outstanding shares of Common Stock into a greater number of shares,
             (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of the Common Stock any capital stock of the Company, the Per Share Option Price in effect immediately prior to such action shall be adjusted so


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             that the Holder shall be entitled to receive upon  exercise of this
             Option the number of shares of Common Stock or other capital stock of the Company which he would have owned or been entitled to receive immediately following the happening of any of the events described above had this Option been exercised immediately prior thereto. An adjustment made pursuant to this subsection (b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection (b), the Holder shall become entitled to receive shares of two or more classes of capital stock or Common Stock and other capital stock of the Company upon exercise of this Option, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder promptly after such adjustment) shall determine the allocation of the adjusted Per Share Option Price between or among shares of such classes of capital stock or Common Stock and other capital stock; provided, however, that (1) no further adjustment of the Per Share Option Price shall be made upon the actual issuance of Common Stock upon
             exercise  or  conversion  of  such   securities   and  (2)  on  the
             expiration, other than by exercise or conversion, of any right to exercise or convert any such securities, the Per Share Option Price then in effect shall forthwith be adjusted to a Per Share Option Price determined by revising all calculations theretofore made in respect of such securities as though the only Common Stock issuable thereunder are those shares actually issued upon exercise or conversion thereof.

             (c) Except as provided in subsection 3(e), if the Company shall hereafter issue or sell any Common Stock for a consideration per share less than the Per Share Option Price in effect immediately prior to such issuance or sale, the Per Share Option Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing (i) the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Per Share Option Price plus
             (B) the consideration received by the Company upon such issuance or sale by (ii) the total number of shares of Common Stock outstanding after such issuance or sale.

             (d) No adjustment in the Per Share Option Price shall be required in the case of (i) the grant by the Company of stock option to employees of the Company under a Stock Option Plan to the extent such grants do not exceed 70,000 shares of Common Stock or (ii) the issuance of Common Stock upon the exercise of stock options referred to in clause (i) hereof.

             (e) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirely or substantially as an entirety, or in the case of any statutory exchange of securities with another entity (including any exchange effected in connection with a merger of any other corporation with the Company), the Holder shall have the right thereafter to convert this Option into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had this Option been exercised immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the


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             provisions  set forth in this  Section 3 with respect to the rights and  interests  thereafter  of the  Holder  to  the  end  that  the
             provisions   set  forth  in  this   Section   3  shall   thereafter
             correspondingly be made applicable, as nearly as may reasonably be, in relation to and capital stock or other securities or property thereafter deliverable on the exercise of this Option. The above provisions of this Subsection 3(f) shall similarly apply to successive consolidations, merger, statutory exchanges, sales or conveyances. Notice of any such consolidation, merger, statutory exchange, sale or conveyance, and of said provisions so proposed to be made, shall be mailed to the Holder not fewer than 20 days prior to such event. A sale of all or substantially all of the Company's assets for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

             (f) No adjustment in the Per Share Option Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock; provided, however, that any adjustments which by reason of this Subsection (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, and provided further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection (g)) not later than such time as may be required to preserve the tax-free nature of a distribution to the Holder of this Option or the holders of Common Stock. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Option Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable so that any stock dividend, subdivision of shares or distribution of rights to purchase capital stock or securities convertible or exchangeable for capital stock hereafter made by the Company to its shareholders shall not be taxable.

             (g) Whenever the Per Share Option Price is adjusted as provided in this Section 3 and upon any modification of the rights of the
             Holder in accordance with this Section 3, the Company shall promptly obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Per Share Option Price and the number of Option Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holder.

             (h) If the Board of Directors shall declare any dividend or other distribution in cash with respect to the Common Stock, other than out of earned surplus, the Company shall mail notice thereof to the Holder not less than 15 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

       4. Fully Paid Stock; Taxes. The Common Stock represented by each and every certificate for Option Shares delivered on the exercise of this Option shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights, and the Company shall take all such actions as may be necessary to assure that the par value or stated value, if any, per share of Common


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       Stock is at all times  equal to or less  than the then Per  Share  Option
       Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and State stamp, original issue or similar taxes that may be payable in respect of the issue of any Option Share or certificate therefor.

       5.    Registration Under Securities Act of 1933.

             (a) If, at any time and, from time to time during the period commencing on October 27, 1990 and ending on October 26, 1999, the Board of Directors of the Company shall authorize the filing of a registration statement (any such registration statement being hereinafter called a "Subsequent Registration Statement") under the Act (other than a registration statement on a form which does not include substantially the same information as would be required on a form for the registration of Option Shares) in connection with the proposed offer of any of its securities by it or any of its shareholders, the Company shall (i) promptly notify the Holder and each of the Holders, if any, of other Options and/or Option Shares that such Subsequent Registration Statement will be filed and that the Option Shares which are then held, and/or which may be acquired upon the exercise of the Options, by the Holder and such holders, will, at the Holder and such holders' request, be included in such Subsequent Registration Statement or, if the rules, regulations and releases of the Securities Exchange Commission, as the same may from time to time be in effect, so require, in a post-effective amendment to the Registration Statement (No. 33-27139)(the "Original Registration Statement"), (ii) include in the securities covered by such Subsequent Registration Statement or post-effective amendment all Option Shares which it has been so requested to include, (iii) use its best efforts to cause such Subsequent Registration Statement or post-effective amendment to become effective as soon as practicable and (iv) take all other action necessary under any of the Laws to permit all Option Shares which it has been so requested to include in such Subsequent Registration Statement or post-effective amendment to be sold or otherwise disposed of, and will maintain such compliance with each such federal and state law and regulation of any governmental authority for the period necessary for the Holder and such holders to effect the proposed sale or other disposition.

             Notwithstanding the provisions of this Subsection 5(a), if any such proposed Offering by the Company or any of its shareholders is underwritten, the Company may exclude the Option Shares from such offering if and to the extent the managing underwriter believes in good faith that the inclusion of the Option Shares therein would materially adversely affect such offering; provided, however, that
             (i) any such exclusion shall apply pro rata to all holders of capital stock of the Company exercising rights similar to those set forth in this Subsection 5(a) in proportion to the respective number of shares that such holders have requested to be registered and (ii) the Company shall take such steps as are set forth in this Subsection 5(a) so as to permit the Option Shares so excluded to be sold in a public offering to commence not later than 90 days after the consummation of such underwritten Offering.

             The Company shall have the right to withdraw or delay the effectiveness of any Subsequent Registration Statement or post-effective amendment referred to in this Subsection 5(a) when, in judgement of the Board of Directors of the Company, the Company's ability to proceed with any material transaction including but not limited to any financing, merger, consolidation


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             or acquisition,  is adversely  affected  because of the pendency of such Subsequent Registration Statement or post-effective amendment. If the Company exercises such right, the Company shall, after the need for such withdrawal or delay has ceased, take such steps as are set forth in this Subsection 5(a) so as to permit the Option Shares to be sold in a public offering as promptly as possible thereafter.

             (b) Whenever the Company is required pursuant to the provisions of this Section 5 to include Option Shares in a registration statement or a post-effective amendment to a registration statement, the Company shall (i) furnish each holder of any such Option Shares and each underwriter of such Option Shares which such copies of the prospectus, including the preliminary prospectus, conforming to the Act (and such other documents as each such holder or each such underwriter may reasonably request) in order to facilitate the sale or distribution of the Option Shares, (ii) use its best efforts to register or qualify such Option Shares under the blue sky laws (to the extent applicable) of such jurisdiction or jurisdictions as the holders of any such Option Shares and each underwriter of Option Shares being sold by such holders shall reasonably necessary or advisable to enable such holders and such underwriters to consummate the sale or distribution in such jurisdiction or jurisdictions in which such holders shall have reasonably requested that the Option Shares be sold.

             (c) The Company shall pay all its expenses in the performance of its obligations under this Agreement including, but not limited to, its obligation set forth in this Section 5.

             (d) The Company shall indemnify the holders of Option Shares which are included in each registration statement, Subsequent Registration Statement and post-effective amendment to the Original Registration Statement referred to in Section 5(a) hereof substantially to the same extent as the Company had indemnified the underwriters (the"Underwriters") of its public offering of Common Stock pursuant to the Agency Agreement dated May 12, 1989 and such holders will indemnity the Company (and the Underwriters, if applicable) with respect to information furnished by them writing to the Company for inclusion herein substantially to the same extent as the Underwriters have indemnified the Company.

             Notwithstanding the foregoing, no provision of this Section 5 shall require the Company to (i) qualify generally to do business or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify or (ii) file a general consent to service of process in any jurisdiction.

       6. Limited Transferability. This Option shall not be sold, assigned, transferred or hypothecated by the Holder except (a) to any successor firm or corporation of DeRand/Pennington/Bass, Inc., (b) to any of the officers of DeRand/Pennington/Bass, Inc., or of any such successor firm or (c) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution, and is so transferable only upon the books of the Company which it shall clause to be maintained for the purpose. The Company may treat the registered Holder of this Option as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit the Holder or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books


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       showing the registered holders of Options.  All Options will be dated the same date as this Option.

       7. Loss, etc., of Option. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Option, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Option, if mutilated, upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Option of like date, tenor and denomination.

       8. Option Holder, Not Stockholder. This Option does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder.

       9. Communication. No notice or other communication under this Option shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

             (a) the Company at 1240 Orange Avenue, Winter Park, Florida 32789, or such other address as the Company has designed in writing to the Holder.

       10. Headings. The headings of this Option have been inserted as a matter of convenience and shall not affect the construction thereof.

       11. Applicable Law. This Option shall be governed by and construed in accordance with the laws of the State of Florida without giving effect to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, FEDERAL TRUST CORPORATION, has caused this Option to be signed by its President and its corporate seal to be hereunder affixed and attested by its Secretary this 18th day of November, 1994 and be issued to the holder in substitution for Option # .



ATTEST:                                                FEDERAL TRUST CORPORATION


Corporate Secretary

                                                       By:
                                                            President

[CORPORATE SEAL]

                                  SUBSCRIPTION


The undersigned, _________________________ , pursuant to the provisions of the foregoing Option, hereby agrees to subscribe for and purchase _______ shares of the Common Stock of FEDERAL TRUST CORPORATION covered by said Option, and makes payment therefor in full at the price per share provided by said Option.

Dated:                             Signature:

                                   Address:


                                   ASSIGNMENT


FOR VALUE RECEIVED _____________________ hereby sells, assigns and transfer unto _______________________ the foregoing Option and all rights evidenced thereby, and does irrevocably constitute and appoint _______________________ , attorney, to transfer said Option on the books of FEDERAL TRUST CORPORATION.

Dated:                             Signature:

                                   Address:



                               PARTIAL ASSIGNMENT


FOR VALUE RECEIVED______________________________ hereby assigns and transfers unto ______________________________________________ the right to purchase
___________ shares of the Common Stock of FEDERAL TRUST CORPORATION by the foregoing Option, and a proportionate part of said Option and the rights evidenced hereby, and does irrevocably constitute and appoint ________________________ , attorney, to transfer that part of said Option on the books of FEDERAL TRUST CORPORATION.


Dated:                             Signature:

                                   Address:



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